EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Steven Malone, the President and Chief Executive Officer of FindEx.com, Inc., and Kirk R. Rowland, Chief Financial Officer of FindEx.com, Inc., each certifies, to his knowledge, that:

(1)
The Quarterly Report on Form 10-Q for the period ending March 31, 2010 of FindEx.com, Inc. (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FindEx.com, Inc.

Dated: May 17, 2010

By:	/s/ Steven Malone
Steven Malone
President & Chief Executive Officer

By:	/s/ Kirk R. Rowland
Kirk R. Rowland
Chief Financial Officer (Principal Financial & Accounting Officer)